Exhibit 99.1

Freddie Mac Class A Multifamily M Certificates Series M-058

Deposited Assets Agreed-Upon Procedures

Report To:

Federal Home Loan Mortgage Corporation

3 September 2019

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Federal Home Loan Mortgage Corporation

8200 Jones Branch Drive

McLean, Virginia 22102

Re:	Freddie Mac Class A Multifamily M Certificates Series M-058 (the “Certificates”)

Deposited Assets Agreed-Upon Procedures

We have performed the procedure enumerated in Attachment A, which was agreed to by Federal Home Loan Mortgage Corporation (“Freddie Mac”) and SAHI TEBS II LLC (the “Sponsor,” together with Freddie Mac, the “Specified Parties”), solely to assist Freddie Mac with respect to certain information relating to a pool of taxable loans evidenced by second priority multifamily notes issued by various entities to finance affordable multifamily housing (the “Deposited Assets”) relating to the Freddie Mac Class A Multifamily M Certificates Series M-058 securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedure is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedure described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedure performed and our associated findings are included in Attachment A.

For the purpose of the procedure described in this report, Freddie Mac provided us with:

a.

An electronic data file labeled “Systima_BRIDGE Data Tape 08.30.2019_v8_FINAL.xlsm” and the corresponding record layout and decode information (the “Data File”) that Freddie Mac indicated contains projected information relating to the Deposited Assets as of 12 September 2019 (the “Cutoff Date”),

b.	Imaged copies of:
i.	The governmental note, project note and multifamily note (the “Loan Notes”) and
ii.	The loan agreement (the “Loan Agreement,” together with the Loan Notes, the “Source Documents”)

that Freddie Mac indicated relate to each Deposited Asset,

c.	The list of relevant characteristics (the “Bond Characteristics”) on the Data File, which is shown on Exhibit 1 to Attachment A, and
d.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedure included in Attachment A was limited to comparing certain information that is further described in Attachment A. Freddie Mac is responsible for the Data File, Source Documents, Bond Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than the procedure included in Attachment A with respect to the Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us by Freddie Mac upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Deposited Assets, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by Freddie Mac that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination or issuance of the Deposited Assets conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Deposited Assets,
iii.	Whether the originators of the Deposited Assets complied with federal, state or local laws or regulations or
iv.

Any other factor or characteristic of the Deposited Assets that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

3 September 2019

Attachment A

Procedure performed and our associated findings

For each Deposited Asset with a debt classification value of “Taxable Tail,” as shown on the Data File, we compared the Bond Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located on the Source Documents, subject to the instructions, assumptions and methodologies provided by Freddie Mac, described in the notes on Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by Freddie Mac to use for each Bond Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was in agreement.

Exhibit 1 to Attachment A

Bond Characteristics and Source Documents

Bond Characteristic	Data File Field Name	Source Document(s)	Note(s)

Deposited Asset Issue and Series	Property Name	Loan Notes	i.

Original Issue Date	Original Bond Note Date (Comforted)	Loan Notes

CUSIP	BondCUSIP (Comforted)	Loan Notes	ii.

Principal Amount Deposited	Current Bond Amount (UPB) (Comforted)	Loan Notes

Interest Rate	Current Bond Rate (Comforted)	Loan Notes

Stated Maturity Date	Bond Maturity Date (Comforted)	Loan Notes or Loan Agreement	iii.

Fiscal Agent	BondTrustee	Loan Agreement

Bond Counsel	Bond Counsel	Loan Agreement

Interest Payment Dates	Bond Payment Frequency (Comforted)	Loan Notes

First Optional Prepayment Date and Prepayment Price	First Optional Redemption Date at Par (with premium due) (Comforted)	Loan Notes

Required Stabilization Date per Loan Documents	Required Stabilization Date per bond documents (Comforted)	Loan Notes or Loan Agreement	iv.

Notes:

i.	For identification purposes only.

ii.

For the purpose of comparing the CUSIP Bond Characteristic for each Deposited Asset, Freddie Mac instructed us to note agreement to “N/A,” as shown on the Data File, if the CUSIP was not found on the Loan Notes.

Exhibit 1 to Attachment A

Notes: (continued)

iii.

For the purpose of comparing the stated maturity date Bond Characteristic for each Deposited Asset, Freddie Mac instructed us to note agreement if the value on the Data File agreed with the corresponding information on at least one of the Loan Notes or Loan Agreement. We performed no procedures to reconcile any differences that may exist relating to the information on the Loan Notes and Loan Agreement.

iv.

For the purpose of comparing the required stabilization date per loan documents Bond Characteristic for each Deposited Asset, Freddie Mac instructed us to note agreement to “N/A,” as shown on the Data File, if the required stabilization date per loan documents information was not found on the Loan Notes or Loan Agreement.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions provided by Freddie Mac that is described in the note above.